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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 1999
                                                          ---------------

                             SLM FUNDING CORPORATION
                             -----------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                    the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                        the SLM Student Loan Trust 1997-1
                       the SLM Student Loan Trust 1997-2,
                       the SLM Student Loan Trust 1997-3,
                       the SLM Student Loan Trust 1997-4,
                       the SLM Student Loan Trust 1998-1,
                        the SLM Student Loan Trust 1998-2
                        the SLM Student Loan Trust 1999-1
                     and the SLM Student Loan Trust 1999-2)

Delaware             33-95474/333-2502/333-24949/333-44465   23-2815650
--------             -------------------------------------   ----------
(State or other                  (Commission File            (I.R.S. employer
Jurisdiction of                      Numbers)                Identification No.)
Incorporation)

                              7773 Twin Creek Drive
                              Killeen, Texas 76543
                    ----------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (817) 554-4500


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                         Exhibit Index appears on Page 5
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Item 5. Other Events

            On August 4, 1999, the following agreements were executed and delivered by the respective parties thereto: (a) the Pricing Agreement relating to the Student Loan-Backed Notes, dated August 4, 1999, by and among SLM Funding Corporation ("SLM Funding"), the Student Loan Marketing Association ("Sallie Mae"), Salomon Smith Barney Inc. (the "Underwriters"), on behalf of each of the underwriters named in Schedule 1 thereto; (b) the Pricing Agreement relating to the Student Loan-Backed Certificates, dated August 4, 1999, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto: (c) the Underwriting Agreement relating to the Student Loan-Backed Notes, dated August 4, 1999, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in
Schedule 1 thereto; and (d) the Underwriting Agreement relating to the Student Loan-Backed Certificates, dated August 4, 1999, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in
Schedule 1 thereto.

            On August 1 or August 12, 1999, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of August 12, 1999, by and among SLM Funding, Chase Manhattan Bank Delaware, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae;
(b) the Interim Trust Agreement, dated as of August 1, 1999, by and between SLM Funding and Chase Manhattan Bank Delaware, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"); (c) the Trust Agreement, dated as of August 1, 1999, by and between SLM Funding and Chase Manhattan Bank Delaware, not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee"); (d) the Indenture, dated as of August 1, 1999 (the "Indenture"), by and among the SLM Student Loan Trust 1999-2 (the "Trust"), the Eligible Lender Trustee, and Bankers Trust Company, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee"); (e) the Sale Agreement, dated as of August 12, 1999, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing Corporation (the "Servicer"), SLM Funding and the Indenture Trustee; (f) the Administration Agreement Supplement, dated as of August 12, 1999, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee; (g) the Servicing Agreement, dated as of August 12, 1999, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee; and (h) the Paying Agent Agreement, dated August12, 1999, by and among the Eligible Lender Trustee, Bankers Trust Company (the "Agent"), and Student Loan Marketing Association (the "Administrator").


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                         Exhibit Index appears on Page 5
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Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c) Exhibits

            1.1 Pricing Agreement relating to the Student Loan-Backed Notes, dated August 4, 1999, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

            1.2 Pricing Agreement relating to the Student Loan-Backed Certificates, dated August 4, 1999, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

            1.3 Underwriting Agreement relating to the Student Loan-Backed Notes, dated August 4, 1999, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

            1.4 Underwriting Agreement relating to the Student Loan-Backed Certificates, dated August 4, 1999, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

            4.1 Interim Trust Agreement, dated as of August 1, 1999, by and between SLM Funding and the Interim Eligible Lender Trustee.

            4.2 Trust Agreement, dated as of August 1, 1999, by and between SLM Funding and the Eligible Lender Trustee.

            4.3 Indenture, dated as of August 1, 1999, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

            99.1 Purchase Agreement, dated as of August 12, 1999, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.

            99.2 Sale Agreement, dated as of August 12, 1999, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

            99.3 Administration Agreement Supplement, dated as of August 12, 1999, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

            99.4 Servicing Agreement, dated as of August 12, 1999, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

            99.5 Paying Agent Agreement, dated August 12, 1999, by and among the Eligible Lender Trustee, the Agent, and the Administrator.


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                         Exhibit Index appears on Page 5
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 1999

                                          SLM FUNDING CORPORATION


                                          By: /s/ WILLIAM M.E. RACHAL, JR.
                                              --------------------------------
                                          Name:  William M.E. Rachal, Jr.
                                          Title: Treasurer and Controller


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                         Exhibit Index appears on Page 5
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                                INDEX TO EXHIBIT

                                                                    Sequentially
Exhibit                                                             Numbered
Number      Exhibit                                                 Page
------      -------                                                 ----

1.1 Pricing Agreement relating to Student-Loan Backed Notes, dated August 4, 1999, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named on the
            Schedule 1 thereto.

1.2 Pricing Agreement relating to Student-Loan Backed Certificates, dated August 4, 1999, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named on
            Schedule 1 thereto.

1.3 Underwriting Agreement relating to Student-Loan Backed Notes, dated August 4, 1999, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named on
            Schedule 1 thereto.

1.4 Underwriting Agreement relating to Student-Loan Backed Certificates, dated August 4, 1999, by and among SLM Funding Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named on
            Schedule 1 thereto.

4.1 Interim Trust Agreement, dated as of August 1, 1999, by and between SLM Funding and the Eligible Lender Trustee.

4.2 Trust Agreement, dated as of August 1, 1999, by and between SLM Funding and the Eligible Lender Trustee.

4.3 Indenture, dated as of August 1, 1999, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.1 Purchase Agreement, dated as of August 12, 1999, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.

99.2 Sale Agreement, dated as of August 12, 1999, by and among SLM Funding, the Interim Eligible Lender
            Trustee and Sallie Mae.


                                   Page 5 of 6
                         Exhibit Index appears on Page 5
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INDEX TO EXHIBIT (cont.)

                                                                    Sequentially
Exhibit                                                             Numbered
Number      Exhibit                                                 Page
------      -------                                                 ----

99.3 Administration Agreement Supplement, dated as of August 12, 1999, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee.

99.4 Servicing Agreement, dated as of August 12, 1999, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.5 Paying Agent Agreement, dated August 12, 1999, by and among the Eligible Lender Trustee, the Agent, and the Administrator.


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                         Exhibit Index appears on Page 5